                                  Exhibit 4

     NUMBER                                                          SHARES

                                      COPY

                     MARITIME TRANSPORT & TECHNOLOGY, INC.
            (INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK)

                                                               CUSIP 570361 10 5
                                  COMMON STOCK

THIS CERTIFIES THAT
                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                                 is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF $.01 PAR VALUE EACH OF THE COMMON STOCK
                                       OF
                     MARITIME TRANSPORT & TECHNOLOGY, INC.

   transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of New York, and to the Certificate of Incorporation and By-Laws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.


     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                             COUNTERSIGNED

Dated:
                                                        LIBERTY TRANSFER COMPANY
                                                 Box 558, Huntington, N.Y. 11743
                                             BY                   TRANSFER AGENT



                                                            AUTHORIZED SIGNATURE

                                     [SEAL]


               SECRETARY                               PRESIDENT
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NOTICE:  Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be constituted as though they were written out in full according to applicable laws or regulations:


          TEN COM - as tenants in common  UNIF GIFT MIN ACT-.....Custodian......
          TEN ENT - as tenants by the entireties           (Cust)        (Minor)
          UT TEN - as joint tenants with           under Uniform Gifts to Minors
                   right of survivorship                    ACT.................
                   and not as tenants in                           (State)
                   common

       Additional abbreviations may also be used though not in the above list.


           For Value Received, ___________ hereby sell, assign and transfer unto

         PLEASE INSERT SOCIAL SECURITY OR OTHER
            IDENTIFYING NUMBER OF ASSIGNEE
               ________________________
              [________________________]



   ____________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


   ____________________________________________________________________________


   ____________________________________________________________________________


   ______________________________________________________________________Shares
   of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint


   ____________________________________________________________________Attorney
   to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises


   Dated ____________________


                     __________________________________________________________
                     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                             WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER